UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2020

Aptiv PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay

Grand Canal Dock

Dublin, D02 VY79, Ireland

(Address of Principal Executive Offices, Including Zip Code)

(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
4.250% Senior Notes due 2026	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2020, Aptiv PLC (the “Company”), its wholly-owned U.S. subsidiary Aptiv Corporation, its wholly-owned Jersey subsidiary Aptiv Holdings US Limited and its wholly-owned English subsidiary Aptiv International Holdings (UK) LLP entered into a restatement agreement (the “Restatement Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent and Swingline Lender, and the Lenders and Issuing Banks party thereto.

The Restatement Agreement amended and restated the Company’s existing credit agreement, dated as of March 31, 2011 (as previously amended and restated from time to time, the “Credit Agreement,” and, as amended and restated by the Restatement Agreement, the “Amended and Restated Credit Agreement”), to, among other things, (a) increase the leverage ratio maintenance covenant from 3.5 to 1.0 to 4.5 to 1.0 until July 1, 2021 (unless earlier terminated by the Company) (the “Covenant Relief Period”), (b) add certain additional covenant restrictions during the Covenant Relief Period and (c) extend the maturity date of substantially all of the term loans and substantially all of the revolving facility commitments from August 17, 2021 to August 17, 2022.

The Company has no material relationships with JPMorgan Chase Bank, N.A., except that affiliates of JPMorgan Chase Bank, N.A. were lenders and agents under the Credit Agreement and have acted as underwriters in connection with offerings of senior notes by the Company.

The description of the Restatement Agreement and the Amended and Restated Credit Agreement contained herein is qualified in its entirety by reference to the Restatement Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Restatement Agreement to Amended and Restated Credit Agreement, dated as of May 1, 2020, among Aptiv PLC, Aptiv Corporation, Aptiv Holdings US Limited, Aptiv International Holdings (UK) LLP, JPMorgan Chase Bank, N.A., as Administrative Agent and Swingline Lender, and the Lenders and Issuing Banks party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	APTIV PLC

	By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary